UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2024
BLACKROCK PRIVATE CREDIT FUND
(Exact name of registrant as specified in its charter)

Delaware	814-01485	87-4655020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

50 Hudson Yards New York, New York	10001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 810-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)Pre-commencement communications pursuant to
☐	Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.        Entry into a Material Definitive Agreement.

Investment Advisory Agreement

On February 27, 2024, BlackRock Private Credit Fund (the “Fund”) entered into a Second Amended and Restated Investment Advisory Agreement by and between the Fund and BlackRock Capital Investment Advisors, LLC, solely for the purpose of capping the capital gains component of the incentive fee payable by the Fund as the lesser of (i) 12.5% of the aggregate realized capital gains (computed net of realized losses and net of unrealized capital depreciation, if any) for the most recent calendar quarter and the preceding eleven calendar quarters (or if shorter, the number of calendar quarters that have occurred since commencement of the fund), less capital gains incentive compensation previously paid or distributed in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant trailing twelve quarters or (ii) 12.5% of cumulative aggregate realized capital gains (computed net of realized losses and net of unrealized capital depreciation, if any) since commencement of the Fund, less capital gains incentive compensation previously paid or distributed since commencement of the Fund.

The description of the foregoing is only a summary and is qualified in its entirety by reference to the Second Amended and Restated Investment Advisory Agreement, a copy of which is filed as Exhibit 10.1 to this current report on Form 8-K and incorporated by reference herein.

Distribution and Service Plan

On February 27, 2024, prior to the initial issuance of Class D Shares or Class S Shares by the Fund, the Fund amended and restated its Distribution and Service Plan solely for the purpose of clarifying the timing of calculation and payment of the Shareholder Servicing and/or Distribution Fee payable by the Fund.

The description of the foregoing is only a summary and is qualified in its entirety by reference to the    Amended and Restated Distribution and Service Plan, a copy of which is filed as Exhibit 10.2 to this current report on Form 8-K and incorporated by reference herein.

Item 9.01.        Financial Statements and Exhibits.

(d)	Exhibits

10.1	Second Amended and Restated Investment Advisory Agreement

10.2	Amended and Restated Distribution and Service Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock Private Credit Fund

Date: February 29, 2024	By:	/s/ Erik L. Cuellar
	Name:	Erik L. Cuellar
	Title:	Chief Financial Officer and Treasurer